iShares®

iShares, Inc.

Supplement dated June 24, 2014

to the Prospectus and Summary Prospectus dated December 30, 2013 for the

iShares MSCI United Kingdom ETF (EWU)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and Summary Prospectus of the Fund.

On June 13, 2014, the Board of Directors of iShares, Inc., a Maryland corporation (the “Company”), approved a proposal to merge the iShares MSCI United Kingdom ETF (NYSE: EWU) (the “Fund”), a series of the Company, into a newly created series (the “New Fund”) of iShares Trust, a Delaware statutory trust (the “Trust”). (The proposed transaction is referred to as the “Merger.”) While the Merger will change the legal entity of the Fund, it will have no substantive impact on the Fund’s investment operations. The New Fund will have the same investment objective, investment strategy, risks and policies, expenses, investment adviser, portfolio managers and directors and officers, and will be operated in the same manner as the Fund but in a different legal entity. This transaction is expected to be tax-free for U.S. federal income tax purposes.

BlackRock Fund Advisors, the Fund’s investment adviser (“BlackRock”), proposed the Merger in order to potentially reduce the costs attributable to certain United Kingdom taxes imposed in connection with creation transactions whereby portfolio securities are delivered to the Fund in exchange for Fund shares. Provided certain requirements are met, neither the Trust nor the New Fund will be subject to such taxes.

If the Merger is completed, shareholders of the Fund would receive shares of the New Fund with equivalent value, both measured at the time of the Merger. Consummation of the Merger will be subject to a number of conditions. Shareholders of the Fund are not required to vote with respect to the Merger and no shareholder vote is being sought on this matter. Shareholders of the Fund will be provided with a combined prospectus/information statement containing important information about the New Fund and the Merger. BlackRock will bear all of the expenses of the Merger, including the cost of establishing the New Fund and all other expenses of the Merger transaction.

Prior to the Merger, Fund shares will remain listed on NYSE Arca. Immediately after the Merger, it is expected that New Fund shares will trade on NYSE Arca under the same ticker as the Fund. If the conditions of the Merger are met, the Merger is currently expected to be consummated late in the third quarter or early in the fourth quarter of 2014.

This supplement does not constitute an offer to sell or the solicitation of an offer to buy any securities of the New Fund.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries.
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